Power of Attorney

   Know all by these presents, that the undersigned
hereby makes, constitutes and appoints each of Eric
Powers, Wes Getman, Allison McBride, Patrick
Pazderka, and Derrilynn Pritchard or any of them
acting singly, and with full power of substitution
and re-substitution, the undersigned?s true and
lawful attorney-in-fact (each of such persons and
their substitutes being referred to herein as the
"Attorney-in-Fact"), with full power to act for the
undersigned and in the undersigned's name, place
and stead, in any and all capacities, to:
1.	Prepare, execute, and submit to the Securities and
Exchange Commission ("SEC"), the Canadian
Securities Administrators or other applicable
Canadian or provincial securities regulatory
authority (?CSA?) any identification filings for
the System for Electronic Disclosure by Insiders
(?SEDI?) and any other documents necessary or
appropriate to obtain codes and passwords enabling
the undersigned to make electronic filings with the
SEC or the CSA of reports required or considered by
the Attorney-in-Fact to be advisable under Section
13 or Section 16 of the Securities Exchange Act of
1934 (the "Exchange Act") or any rule or regulation
of the SEC or SEDI;
2.	Prepare, execute, and submit to the SEC, the CSA,
Trulieve Cannabis Corp. (the ?Company?), and/or any
securities exchange on which the Company?s
securities are listed any and all reports
(including any amendments thereto) the undersigned
is required to file with the SEC, the CSA, or which
the Attorney-in-Fact considers it advisable to file
with the SEC, under Section 13 or Section 16 of the
Exchange Act or any rule or regulation thereunder,
or under Rule 144 under the Securities Act of 1933
(?Rule 144?), or the CSA, or SEDAR or SEDAR+, with
respect to the any security of the Company or its
affiliates, including Forms 3, 4 and 5, Schedules
13D and 13G, and Forms 144 and SEDI; and
3.	Obtain, as the undersigned's representative and on
the undersigned's behalf, information regarding
transactions in the Company's equity securities
from any third party, including the Company and any
brokers, dealers, employee benefit plan
administrators and trustees, and the undersigned
hereby authorizes any such third party to release
any such information to the Attorney-in-Fact.
   The undersigned acknowledges that:
a)	This Power of Attorney authorizes, but does not
require, the Attorney-in-Fact to act in his or her
discretion on information provided to such
Attorney-in-Fact without independent verification
of such information;
b)	Any documents prepared or executed by the Attorney-
in-Fact on behalf of the undersigned pursuant to
this Power of Attorney will be in such form and
will contain such information as the Attorney-in-
Fact, in his or her discretion, deems necessary or
desirable;
c)	Neither the Company nor the Attorney-in-Fact
assumes any liability for the undersigned's
responsibility to comply with the requirements of
Section 13 or Section 16 of the Exchange Act or
Rule 144, any liability of the undersigned for any
failure to comply with such requirements, or any
liability of the undersigned for disgorgement of
profits under Section 16(b) of the Exchange Act;
and
d)	This Power of Attorney does not relieve the
undersigned from responsibility for compliance with
the undersigned's obligations under Section 13 or
Section 16 of the Exchange Act, including, without
limitation, the reporting requirements under
Section 13 or Section 16 of the Exchange Act.
   The undersigned hereby grants to the Attorney-
in-Fact full power and authority to do and perform
each and every act and thing requisite, necessary
or advisable to be done in connection with the
foregoing, as fully, to all
intents and purposes, as the undersigned might or
could do in person, hereby ratifying and confirming
all that the Attorney-in-Fact, or his or her
substitute or substitutes, shall lawfully do or
cause to be done by authority of this Power of
Attorney.
   This Power of Attorney shall remain in full
force and effect until the undersigned is no longer
required to file Forms 4 or 5 or Schedules 13D or
13G or Forms 144 with respect to the undersigned's
holdings of and transactions in securities of the
Company, unless earlier revoked by the undersigned
in a signed writing delivered to the Attorney-in-
Fact. This Power of Attorney revokes all previous
powers of attorney with respect to the subject
matter of this Power of Attorney.
   IN WITNESS WHEREOF, the undersigned has executed
this Power of Attorney as of November 21, 2024.
   				/s/ Gina Collins
   				Name: Gina Collins